One Intelligence Platform for the Guest Experience Investor Presentation October 2026 phunware.com NASDAQ: PHUN

Forward-Looking Statements This presentation includes forward looking statements. All statements other than historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans, our objectives for future operations, the development, production and commercial rollout of our Phunware 2.0 strategy and Guest Intelligence Platform, the performance and adoption of our AI Concierge, AI Itinerary Planner and Location-Aware Data Layer capabilities, the expansion of our product offerings and future market opportunities, are forward-looking statements. The forward-looking statements contained in this presentation are based on our current expectations, estimates, assumptions and projections concerning our business and industry, management’s beliefs and future developments and their potential effects on us, all of which are subject to change. These forward- looking statements involve risks and uncertainties that may cause actual events or results to differ materially from those expressed or implied, including but not limited to factors such as those described under the heading “Risk Factors” in our filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise, except as required by applicable law. Non-GAAP measures This presentation contains references to Adjusted EBITDA, a non-GAAP financial measure. A reconciliation to net loss, the most directly comparable GAAP measure, is available in the Company’s quarterly earnings releases. Third-party data Market data attributed to third parties has not been independently verified and does not represent a forecast of the Company’s revenue. Product availability Capabilities described as “in development” or “demonstrated” are not commercially available and their timing is not guaranteed. 01 02 03

Guests Shouldn’t Have to Connect the Dots Themselves Planning a stay can mean switching between a website, a map, a booking tool, and the front desk. Booking The room is reserved. Planning the rest of the stay happens elsewhere. Arrival Guests arrive at an unfamiliar property and need help getting started. Navigation Finding a restaurant or amenity can mean stopping to ask for directions. Dining Menus, hours, and reservations may live in different places. Services Guests may not know about the spa, activities, or other things to do. Checkout The property knows what guests bought, but may not know what else they wanted. The operator cost Guests can miss valuable experiences they would enjoy. Guests and staff spend unnecessary time and energy answering repeat questions instead of forward looking questions. Teams don't know what activities or services guests considered but didn't book.

THE GUEST SUCCESS LOOP Guests who activate on property have higher satisfaction, properties get greater share of wallet, operators learn & refine Software moved to Customer Success a decade ago. Customers who get real value from a platform rate it higher and are far more open to renewals, upsell and cross-sell. The same pattern holds in any complex service and physical environment. APPLIES TO Resorts Urban towers Healthcare systems Assisted living 01 · ACTIVATE Guests use more of the property Spa, dining, cabanas, meeting space, concierge 02 · EXPERIENCE The stay gets better Higher satisfaction and stronger ratings 03 · RETAIN The property keeps more of the spend A larger share of wallet stays on site 04 · LEARN Operators learn From conversions and AI Concierge conversations The loop compounds More satisfaction, revenue and learning each turn Smarter, better-timed offers GUESTS AND PATIENTS A more personal visit with less friction PROPERTIES AND FACILITIES Larger share of wallet and stronger loyalty OPERATORS A clearer picture of what each guest values

Phunware 2.0 Phunware 2.0 is the Company’s repositioning around one AI-enabled Intelligence Platform, sold as a recurring subscription to operators of large, complex properties. Guest Intelligence for Hospitality, Patient Intelligence for Healthcare. One platform, one subscription. Sold per brand/flag, or per property by complexity, then expanded module by module rather than rebuilt project by project. AI at the center. AI Concierge is commercially released and in production. AI Itinerary Planner is in beta and Guest Intelligence is continuously evolving. Built on proprietary intellectual property and data. Patented indoor positioning puts a guest on a live property map and produces the signal the rest of the platform runs on. Beyond hospitality. Hospitality is the commercial focus today. Healthcare campuses and senior living are stated expansion targets for the same platform. One platform. One subscription. Expanding by module, by property and by vertical. Product 2.0 strategy and Guest Intelligence Platform as described in the Company’s filings and releases dated May 14, June 11, July 30 and August 6, 2026. Indoor positioning capability as published in the Company’s product materials. The AI Itinerary Planner is not yet generally available and the Location-Aware Data Layer is in development. Healthcare and senior living are stated expansion targets; no 2.0 customer wins in those verticals have been announced.

THE GUEST INTELLIGENCE FLYWHEEL Teams Can Learn From What Guests Explore GUEST INTELLIGENCE DISCOVER NAVIGATE ENGAGE TRANSACT LEARN Why the platform compounds Questions and searches can show and influence what guests want before arrival and during the stay. Available transaction data adds what they booked or bought. Teams can use this information to choose what to promote, answer recurring questions, and investigate missed bookings. Useful experiences → more guests participate Guest participation → more information about demand Demand information → more relevant recommendations Relevant recommendations → more opportunities for guests to act

Phunware Guest Intelligence Platform Overview

GUEST INFORMATION
- Booking + Itinerary
- Property “Catalog”
- Stated Preferences
- CRM
- Loyalty Tier

ON-PROPERTY & DEVICE
- POS
- Campaign Feedback
- Navigation
- AI Concierge Interactions
- Lookalike Models

3RD-PARTY DATA
- Booking & Reservation Systems
- Weather
- External Data Enrichment
- System Integrator / VAR

PHUNWARE
Guest Intelligence



GUEST PROFILE
Intelligent Profiles that adapt to real-time behavior

GUEST EXPERIENCE
- Notifications
- Custom Content
- Recommendations

ON-PROPERTY
- Digital Signage
- Reservation Enrichment
- Management Notifs

PROPERTY CRM & BUSINESS INTEL.
- Loyalty Program
- Rebooking Campaigns
- Customer Data Feeds

EXTERNAL MARKETING STACK
- Digital Advertising
- DMP
- Channel Partners

PHUNWARE
NASDAQ: PHUN · 7

How Guest Intelligence Works For the Customer Phunware’s Guest Intelligence Platform brings behavioral, location, PMS and other core systems, and transactional data into a unified property model. The AI Itinerary Planner in a deployed property app Intelligence + Data + Bookings + Location Four layers connect the guest experience to the information it needs. Guest experience A branded app where guests can ask questions, provide information, find their way, and explore the property. AI Concierge · Blue-Dot Wayfinding · AI Itinerary Planner (demonstrated) Intelligence layer Uses available property and guest information to inform answers and recommendations. Recommendations · Geo-triggered engagement · Location-Aware Data Layer Layer names as published at phunware.com/platform. The AI Itinerary Planner is not yet generally available; the Location-Aware Data Layer is in development. Data and analytics foundation Generate proprietary intent graph of guests, property, real-time behavior and interaction. Location data · PMS · POS · Booking & Transactional Systems · CMS · SDKs & APIs

AI CONCIERGE

The Agentic Engagement Layer, Live And In Production

More revenue per guest. Fewer calls to the desk.

A guest asks. The answer comes back in seconds, ready to act on.

Commercially released January 2026

>70%	~40%	>95%
Guest app adoption during guest stays	AI Concierge engagement above internal forecasts	Running 12-month customer retention

Grounded: from the property's own knowledge base, not general model training.

Instructed: property-specific prompts set tone, detail and escalation.

Evaluated: every prompt or model change is tested against a client answer set.

Actionable: responses return app-ready, with routes, buttons, calls and booking links.


9:41
Where can I get a burger
You've got some great burger spots to choose from here at the resort:
🍔 Shake Shack — Classic Angus beef burgers, crispy chicken, and hand-spun milkshakes. Open Tuesday–Saturday 11:00 AM – 10:00 PM.
🍔 Shark Bites — Casual al fresco dining at the base of the Mayan Temple. Great for a quick, relaxed bite.
🍔 Village Burger Shack — Gourmet burgers with a Bahamian twist in Marina Village. Open daily 7:00 AM – 6:30 PM (9:00 PM on Fridays).
View Village Burger Shack Menu

AI Concierge in a deployed property app

Guest app adoption per the Company's release dated January 28, 2026; AI Concierge engagement versus internal forecasts per the release dated June 11, 2026; running 12-month customer retention per the release dated August 6, 2026, at investors.phunware.com. Adoption and retention are platform-wide metrics, not specific to AI Concierge.

PHUNWARE

NASDAQ: PHUN · 9

A Clearer Way Around the Property Phunware’s indoor positioning shows guests where they are on a property map. Live position Updates as the guest moves. Indoor guidance Helps guests navigate buildings and floors where GPS may be unreliable. Property destinations Helps guests locate restaurants, amenities, and other places they want to visit. Indoor navigation capability as published in the Company’s product materials. Visualization is illustrative and does not depict an actual property. Data Confluence Customer and guest data can be informed and enriched by real-time location data

CASE STUDY: A LEADING HAWAII RESORT A Flagship Resort Running The Full Platform A multi-building destination resort with many venues and multi-day stays is a perfect customer for the Guest Intelligence Platform. Pre-arrival planning, in-stay answers, wayfinding, continuous engagement and data, and one-tap booking, in one app. 70%+ app adoption during guest stays Leads its brand’s Hawaiian Islands portfolio in ancillary revenue per occupied room. AI Concierge agreement announced July 2026 Extends the deployed platform into AI-driven guest interactions. Adoption and ancillary-revenue ranking as published per the Company’s release dated January 28, 2026. Agreement per the Company’s release dated July 30, 2026, which covers AI Concierge.

Phunware Goes Beyond The Guest Portal Across the seven platforms in this comparison, none offers real-time indoor and outdoor location. Phunware is built on it. Messaging and AI Guest portals Property systems Operational system integrations AI concierge and messaging Native iOS/Android performance Real-time blue-dot wayfinding Proximity-driven monetization Full capability Partial Not offered From screen to physical experience. Competitive assessment prepared by Phunware from publicly available product information, September 2026; not independently verified. Marks are the property of their owners.

Value of the Categories We Compete In

Phunware sells guest and patient-facing software to operators of complex physical properties. Hospitality intelligence platform today, healthcare campus intelligence platform in development.

COMBINED 2026 MARKET SIZE

~$100B

projected to grow to ~$332B by 2033

Phunware's addressable share is limited to guest- and patient-facing software for complex properties.

Category	2026	Forecast	CAGR
Conversational AI	2026 $17.1B	2031 $49.8B	19.6% CAGR
Smart Hospitality Solutions	2026 $49.1B	2033 $197.2B	21.9% CAGR
Patient Engagement Solutions	2026 $33.8B	2033 $126.2B	20.7% CAGR

Source: Grand View Research (Hotel & Hospitality Management Software; Smart Hospitality; Patient Engagement Solutions), 2026 estimates and 2033 forecasts. The three markets are separately defined by the provider and may overlap; the combined figure is arithmetic and is not a forecast of Phunware revenue. Healthcare and senior living are stated expansion targets; no 2.0 customer wins in those verticals have been announced.

PHUNWARE

NASDAQ: PHUN · 13

Recurring Revenue That Expands With Every Property Recurring software, expanded module by module and property by property. Platform subscription A recurring software subscription per property, packaged by property complexity, from a branded native app through the full intelligence platform. Module attach AI Concierge expands the subscription inside a property already on the platform. AI Itinerary Planner and Data Layer are intended to do the same once available. Managed services Launch, content operations and ongoing optimization delivered alongside the platform. Portfolio expansion A single agreement with a hotel management group can extend the same platform across many properties. 01 02 03 04

A Strong Balance Sheet To Fund Strategic Initiatives $92.1M cash and equivalents as of June 30, 2026 $0 outstanding debt as of June 30, 2026 $1.3M total deferred revenue as of June 30, 2026 1H 2026 summary 1H 2026 1H 2025 Net revenue $1.3M $1.1M Gross profit $0.9M $0.5M Gross margin 69.7% 48.0% Gross profit up 70% year over year, with gross margin expanding from 48.0% to 69.7%. Cash and equivalents ($M) 100.6 Dec 31 ’25 97.9 Mar 31 ’26 92.1 Jun 30 ’26 Gross margin 45.6% FY 2024 50.6% FY 2025 69.7% 1H 2026 Balance sheet figures as of June 30, 2026 and first-half results per the Company’s release dated August 6, 2026 and Form 10-Q filed August 10, 2026. Fiscal 2024 and fiscal 2025 gross margin per the Company’s reported results.

The Team Behind Phunware 2.0 Management Dmitry Kroshka Chief Executive Officer Appointed May 2026. Two decades across AI and hospitality technology. Nick Farrell Senior Vice President of Sales Appointed July 2026. Sales leadership for leading hotel brands. Jason Powell Senior Vice President, Information Technology Leads IT, platform engineering, DevOps and security. Titles and biography per the Company’s releases dated May 14 and July 30, 2026 and Form 8-K filed May 14, 2026. Marks belong to their respective owners. Chris Olive Chief Legal Officer Overseeing legal strategy to ensure solutions and partnerships are built on trust, compliance, and long-term value. Brendhan Botkin VP, Accounting & Financial Reporting Principal Financial Officer leading financial reporting and controls to support transparency, rigor, and sustainable growth.

The Advisory Team Behind Phunware 2.0 Strategic advisors Titles and biography per the Company’s releases dated May 14 and July 30, 2026 and Form 8-K filed May 14, 2026. Marks belong to their respective owners. Aaron Burcell Strategic Marketing Advisor Engaged April 2026 for Marketing & Operations leadership and expertise. Michael Cerdá Strategic Product Advisor Engaged May 2026 through Build Something Product Group. Michael Crooks Strategic Hospitality Advisor Engaged in May 2026 for strategic Consulting expertise in developing future verticals. Aaron Holloway Strategic Healthcare Advisor Engaged in May of 2026 for Health product and technology expertise

Positioned For Growth Well Into The Future THE CASE FOR PHUNWARE Product roadmap Concierge → itinerary planner → intelligence platform AI Concierge is in production. The Itinerary Planner is demonstrated; the Intelligence Platform is in continuous development Growth comes from the platform reaching further, not from building a new one. Product status and expansion targets per the Company’s filings and releases dated May 14, June 11, July 30 and August 6, 2026. The AI Itinerary Planner is not yet generally available and the Location-Aware Data Layer is in development. Healthcare and senior living are stated expansion targets; no 2.0 customer wins in those verticals have been announced. AI capability Grounded, instructed, tested. Answers come from the property’s own knowledge base and Phunware derived data and are tested before they ship. Customer expansion Property → portfolio One agreement with a hotel management group can extend the platform across many properties. Vertical expansion Hospitality → healthcare → senior living Hospitality is the focus today. Healthcare and senior living are stated expansion targets.

Interested? Contact MZ Group Chris Tyson, Executive Vice President MZ Group – MZ North America 949-491-8235 PHUN@mzgroup.us